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                                                                   Exhibit 10.33


                         Reckson associates Realty Corp.
                         -------------------------------

                            INDEMNIFICATION AGREEMENT
                            -------------------------


                  This Agreement, made and entered into as of the 23rd day of May, 2002 (the "Agreement"), by and between Reckson Associates Realty Corp., a Maryland corporation (the "Company"), and Scott Rechler ("Indemnitee").

                  WHEREAS, at the request of the Company, Indemnitee currently serves as a director and executive officer of the Company and may, therefore, be subjected to claims, suits or proceedings arising as a result of his service; and

                  WHEREAS, Section 2-418 of the Maryland General Corporation Law (the "MGCL") sets forth the terms of permitted and required indemnification of, and advancement of expenses to, directors and officers of a Maryland corporation;

                  WHEREAS, as an inducement to Indemnitee to continue to serve as such director and executive officer, the Company has agreed to indemnify Indemnitee against expenses and costs incurred by Indemnitee in connection with any such claims, suits or proceedings, to the fullest extent that is lawful; and

                  WHEREAS, the parties by this Agreement desire to set forth their agreement regarding indemnification;

                  NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

                  1. Acts or Omissions Covered by This Agreement.
                  -----------------------------------------------

                  This Agreement shall cover any act or omission by Indemnitee after the date of his commencement of service as a director and executive officer, regardless of whether said act or omission occurred prior to the date of this Agreement, which (i) occurs or is alleged to have occurred by reason of his being or having been a director and/or executive officer (ii) occurs or is alleged to have occurred, during or after the time when Indemnitee served as a director and/or executive officer and (iii) gives rise to, or is the direct or indirect subject of a claim in any threatened, pending or completed action, suit or proceeding at any time or times whether during or after his service as a director and/or executive officer.

                  2. Indemnity.
                  -------------

                  (a) The Company shall indemnify the Indemnitee to the fullest lawful extent permitted by Maryland law (including, without limitation, indemnification permitted under Section 2-418(g) of the MGCL), as amended from time to time, in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director and/or executive officer of the Company or is or was serving at the request of the Company as a director, trustee, officer, partner, employee or agent of another corporation, partnership, joint venture, trust or other enterprise and whether or not such action is by or in the right of the Company or that other corporation, partnership, joint venture, trust or other enterprise with respect to which the Indemnitee serves or has served.

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                  (b) Notwithstanding anything to the contrary in subsection
(a), the Company shall indemnify Indemnitee in a Proceeding initiated by Indemnitee only if Indemnitee acted with the authorization of the Company in initiating that proceeding. However, any proceeding brought by the Indemnitee to enforce his rights under this Agreement shall not be subject to this subsection
(b).

                  (c) An indemnification under this Agreement shall be made upon Indemnitee's written request to the Board of Directors of the Company (the "Board of Directors"), setting forth the grounds and lawfulness of such indemnification. For purposes of this Agreement, references to "other enterprises" shall include, without limitation, employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a trustee, director, officer, employee or agent of any other partnership, trust or corporation which imposes duties on, or involves services by, Indemnitee which are requested in writing by the Board of Directors, or which involve services by such trustee, director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries.

                  3. Burden of Proof.
                  -------------------

                  Indemnitee shall be presumed to be entitled to indemnification for any act or omission covered in Section 1 or 2 of this Agreement. The burden of proof of establishing that Indemnitee is not entitled to indemnification because of the failure to fulfill some requirement of Maryland law, the charter of the Company, or bylaws as in effect from time to time or this Agreement shall be on the Company.

                  4. Notice by Indemnitee.
                  ------------------------

                  Indemnitee shall notify the Company in writing of any matter with respect to which Indemnitee intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Indemnitee of written threat thereof, provided that failure to so notify the Company shall not constitute a waiver by Indemnitee of his rights hereunder.

                  5. Advancement of Expenses.
                  ---------------------------

                  In the event of any Proceeding involving Indemnitee which may give rise to a right of indemnification from the Company pursuant to this Agreement, the Company shall advance to Indemnitee amounts to cover expenses (including fees and disbursements of counsel) incurred by Indemnitee in connection with any Proceeding in advance of final disposition within one business day after receipt by the Company of (i) an undertaking by or on behalf of the Indemnitee to repay the amount advanced in the event that it shall be ultimately determined in accordance with this Agreement that he is not entitled to indemnification by the Company, (ii) a written affirmation by the Indemnitee of his good faith belief that the standard of conduct necessary for indemnification by the Company has been met and (iii) satisfactory evidence as to the amount of such expenses. Indemnitee's written certification together with a copy of the statement paid or to be paid by Indemnitee shall constitute satisfactory evidence of the amount of such expenses.

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                  6. Defense of Claim.
                  --------------------

                  The Indemnitee shall have the absolute right to employ his own counsel in respect of any Proceeding; provided, that in the event that more than one director or executive officer is entitled to indemnification under this Agreement or a similar agreement arising out of the same Proceeding, all such directors and/or executive officers, including Indemnitee, shall, to the extent practicable, endeavor to use the same counsel; and further provided that the counsel selected by the Indemnitee would not be precluded as a matter of professional ethics from representing the Company or a person adverse to the Company.

                  7. Non-Exclusivity of Right of Indemnification.
                  -----------------------------------------------

                  The indemnification rights granted to Indemnitee under this Agreement shall not be deemed exclusive of, or in limitation of, any rights to which Indemnitee may be entitled under Maryland law, the charter of the Company, or bylaws, any other agreement, vote of stockholders or directors or otherwise.

                  8. Term of Agreement and Survival of Right of Indemnification.
                  --------------------------------------------------------------

                  (a) Subject to subparagraph (b) of this section, the term of this Agreement shall continue for as long as the Indemnitee serves as a director and/or an executive officer of the Company.

                  (b) The rights granted to Indemnitee hereunder shall continue after termination as provided in Section 1 and shall inure to the benefit of Indemnitee, his personal representative, heirs, executors, administrators and beneficiaries, and this Agreement shall be binding upon the Company, its successors and assigns.

                  9. Legal Fees and Expenses.
                  ---------------------------

                  The Company shall pay all legal fees and expenses which Indemnitee may incur to collect money due under this Agreement or as a result of the Company's contesting the validity or enforceability of this Agreement.

                  10. Governing Law.
                  ------------------

                  This Agreement shall be governed by the laws of the State of Maryland.



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                  11. Severability.
                  -----------------

                  If any provision of this Agreement is determined to be invalid or unenforceable, the invalidity or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement, and this Agreement shall be interpreted as though the invalid or unenforceable provision was not a part of this Agreement.

                  12. Changes in Law.
                  -------------------

                  This Agreement is intended to provide to Indemnitee, to the fullest lawful extent permitted by Maryland law as in effect from time to time, indemnification and advancement of expenses in connection with a Proceeding as described in Sections 2 and 5 hereof; provided, however, that no change in Maryland law shall have the effect of reducing the benefits available to Indemnitee hereunder based on Maryland law as in effect on the date hereof.

The parties have executed this Agreement as of the day and year first above stated.


                                            RECKSON ASSOCIATES REALTY CORP.


                                            By: /s/ Michael Maturo
                                                -------------------------------
                                            Name: Michael Maturo
                                            Title: EVP, CFO & Treasurer


                                            INDEMNITEE


                                            /s/ Scott Rechler
                                            -----------------------------------
                                            Name: Scott Rechler




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